Statements of Comprehensive Income - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Statement of Comprehensive Income [Abstract]
Net income	$ 1.2	$ 1.0	$ 1.6
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $0.3 million, $(0.2) million, and $(0.3) million, respectively	(1.2)	0.7	1.0
Total other comprehensive (loss) income	(1.2)	0.7	1.0
Total comprehensive income	$ 0.0	$ 1.7	$ 2.6